Other Expenses - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Components of Other Income (Expense) [Line Items]
Business development costs	$ 671,000	$ 35,140,000	$ 18,575,000
Business development expense, net of tax		21,242,000	11,409,000
Business development expense, per diluted share		$ 0.46	$ 0.25
Retirement and severance expenses		$ 3,885,000	$ 4,414,000
Increase decrease in net earnings per diluted share due to retirement expenses		$ 0.05	$ 0.06